UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2015

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GRAN TIERRA ENERGY INC.

(Exact name of Registrant as specified in its charter)

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Nevada	001-34018	98-0479924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200, 150 13 Avenue S.W.

Calgary, Alberta, Canada T2R 0V2

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (403) 265-3221

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 17, 2015, Gran Tierra Energy Inc. (“Gran Tierra” or the “Company”) (TSX:GTE) (NYSE:GTE) issued a press release announcing the completion of independent assessments of resource estimates associated with the Company’s Columbian and Peruvian exploration properties, each in accordance with the standards established by the Canadian Securities Administrators in National Instrument 51-101 Standards of Disclosure of Oil and Gas Activities. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein in its entirety.

The information in this Item 7.01 and in Exhibit 99.1 attached to this report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing by Gran Tierra under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release issued on December 17, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAN TIERRA ENERGY INC.

By:	/s/ David Hardy
David Hardy
V.P. Legal and General Counsel

Dated: December 18, 2015

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued on December 17, 2015.

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